UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported)          February 13, 2005

Guidant Corporation
(Exact Name of Registrant as Specified in Its Charter)

Indiana
 (State or Other Jurisdiction of Incorporation)

001-13388	35-1931722
(Commission File Number)	(IRS Employer Identification No.)

111 Monument Circle, Suite 2900 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(ZIP Code)

(317) 971-2004
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 13, 2005, the Management Development & Compensation Committee of the Board of Directors of Guidant Corporation (the “Company”) approved net income, as it may be adjusted and as calculated on a quarterly basis, as the milestone criterion for executive officers for 2005 under the Company’s Amended Economic Value Added (EVA) and Milestone Bonus Plan. The criterion is subject to adjustment in connection with the pending business combination transaction with Johnson & Johnson.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUIDANT CORPORATION
Date: February 17, 2005	By: /s/ Bernard E. Kury
Bernard E. Kury Vice President, General Counsel and Secretary